UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 7, 2011

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (“Annual Meeting”) of NeuLion, Inc. (the “Company”) held on June 7, 2011, the stockholders of the Company approved a proposed amendment (the “Amendment”) to Article Fifth, Section (B)(7)(i) of the Company’s Certificate of Incorporation, as amended, to provide for the redemption payment of any of the Class 3 Preference Shares to be made in US dollars. The Amendment is described in detail in the Company’s definitive proxy statement filed on April 29, 2011 with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Certificate of Incorporation, as amended (“Certificate of Amendment”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on June 7, 2011.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on Tuesday, June 7, 2011.  Summarized below are final results of the matters voted on at the Annual Meeting:

Matters Voted On	For	Against	Abstain	Non Votes
Election of eight directors of the Company
John R. Anderson	48,028,965	381,350	1,603,558	61,101,814
Gabriel A. Battista	48,008,965	401,350	1,603,558	61,101,814
Shirley Strum Kenny	48,008,965	401,350	1,603,558	61,101,814
David Kronfeld	48,040,465	369,850	1,603,558	61,101,814
Nancy Li	49,451,156	554,217	8,500	61,101,814
G. Scott Paterson	47,896,098	514,217	1,603,558	61,101,814
Roy E. Reichbach	47,143,598	1,266,717	1,603,558	61,101,814
Charles B. Wang	49,472,056	534,217	7,600	61,101,814

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011	109,126,529	389,100	1,600,058	0

To approve the amendment of the Company’s Certificate of Incorporation to provide for the redemption payment of any of the Company’s Class 3 Preference Shares to be made in US dollars	109,112,279(1)	388,550	1,614,858	0

To approve the unallocated options to acquire shares of the Company’s common stock under the Company’s Second Amended and Restated Stock Option Plan, as amended	47,070,155	1,339,560	1,604,158	61,101,814

To approve the unallocated stock appreciation rights under the Company’s 2006 Stock Appreciation Rights Plan, as amended	48,665,213	1,339,560	9,100	61,101,814

(1)  Includes 100% of the Class 3 Preference Stock.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEULION, INC.

Date: June 9, 2011	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary